                           KEYCO BOND FUND, INC.
                     27777 Franklin Road - Suite 1850
                        Southfield, Michigan  48034
                              (810) 353-0790


November 17, 1995

To Our Shareholders:

It is with sadness that we send you this Annual Report of Keyco Bond Fund, Inc. for the year ended September 30, 1995. On October 16, 1995, Beatrice Keywell, my mother and the Fund's President, passed away after having become ill several months ago. This was a great loss for the members of the Keywell family as well as for the shareholders, and we shall all miss her. Your Board of Directors has endeavored to maintain normal activities of the Fund during this difficult time, and therefore we have prepared this report in the required timely manner.

At the beginning of our fiscal year, market interest rates for tax-exempt municipal securities continued their rapid rise before beginning to decrease in December 1994. During 1995, interest rates continued to decline, ending on September 30, 1995 at a level below that of September 30, 1994. For the Fund's bond portfolio, the result was an unrealized gain of 2.4% or $608,961 for the year.

Especially at the beginning of the fiscal year before interest rates began to decrease, we continued to upgrade our portfolio by extending maturities and/or improving quality. During the entire twelve month period, five bonds were sold or called for total proceeds of $2,477,561 and a realized loss of $31,097, which can be used to offset future realized gains. The cash from these dispositions was reinvested in bonds maturing in nine to eighteen years. While portfolio turnover was a relatively high 9.4%, it was lower than the previous two years.

Net investment income for the year was $1,582,127 or $1.25 per share compared with $1,584,367 or $1.25 per share last year. The $2,240 decrease was the net effect of $784 higher interest income and $3,024 higher expenses, primarily due to an increase in accounting fees required for securities law compliance.

The net asset value of the Fund was $21.18 per share on September 30, 1995, which was an increase of $.45 per share from the prior year. The weighted average annual yield on the bonds in the Fund as of September 30, 1995 was 6.6% based on cost, and 6.2% based on market value, and the weighted average maturity was 10.4 years.

The Board of Directors, on October 26, 1995, declared monthly dividends which total $1.24 per share for the year ending September 30, 1996. For administrative efficiency, the Board also voted to continue the policy of paying dividends on a monthly basis to shareholders whose monthly payment is at least $500. Shareholders with accrued but unpaid dividends exceeding $500 on April 1 and October 1 will be paid semi-annually in those months. The remaining shareholders will continue to receive only one dividend payment, which will be made in October 1996.

The Annual Meeting of Shareholders of Keyco Bond Fund, Inc. will be held at 27777 Franklin Road, Suite 1850, Southfield, Michigan, on Thursday, December 21, 1995, at 9:00 a.m. for the purpose of electing Directors and ratifying the selection of Coopers & Lybrand as our auditors.

Joel D. Tauber has agreed to become President of the Fund, and his appointment was unanimously ratified by the Board at its October 26 meeting. Mark Schlussel and David Page continue to serve as independent outside Directors, and their remuneration is $1,000 each per meeting. In addition, the fund pays $25,000 annually for certain administrative services and office space.

If you have any questions concerning the Fund or the enclosed information, please call me or Joel Tauber.

On behalf of the Board of Directors,

/S/  GAIL A. DISHELL
Gail A. Dishell
Vice President

                           KEYCO BOND FUND, INC.
                     27777 Franklin Road - Suite 1850
                        Southfield, Michigan  48034
                              (810) 353-0790


                      IMPORTANT 1995 TAX INFORMATION


November 22, 1995


Dear Shareholder:

All of the dividends that you have received or will receive in calendar year 1995 from the Keyco Bond Fund are attributable to interest received from municipal bonds and are "exempt interest dividends" not subject to Federal Income Tax.

Following are certain state percentages of such interest received from municipal bonds of certain states in 1995. These percentages may be used, depending upon applicable law, in determining state income taxes. You are urged to consult your tax advisor in this regard.

                  Michigan                57.1407%
                  New York                 8.3217%
                  District of Columbia     0.0004%

If you are a resident of a state other than Michigan or New York, or if you have any other questions, please contact George Forrest at (810) 353-0793.


KEYCO BOND FUND, INC.

                           KEYCO BOND FUND, INC.
                     PROJECTED STATEMENT OF OPERATIONS


                       Projection      Actual     Variance    Projection
                          for the      for the    Favorable    for the
                        Year Ended   Year Ended (Unfavorable) Year Ending
                         09/30/95     09/30/95    09/30/95     09/30/96
                        ----------   ---------- ------------- -----------

Interest income         1,637,000    1,635,126     (1,874)     1,630,000
                        ----------   ----------    -------     ---------

Expenses:
 Legal and accounting      39,500       38,766        734         37,500
 Comerica custodian fee    12,000       10,356      1,644         12,000
 Directors' fees            2,000        2,000          0          2,000
 Miscellaneous expenses:
   Insurance                1,481        1,481          0          1,481
   SEC filing fees and
     other                    519          396        123            519
                       ----------   -----------    -------     ---------

    Total expenses         55,500       52,999      2,501         53,500
                       ----------   -----------    -------     ---------
Net investment income   1,581,500    1,582,127        627      1,576,500
                       ==========   ===========    =======     =========

                           KEYCO BOND FUND, INC.
           Projected Statement of Legal and Accounting Expenses


                                          Actual   Projection
                              Projection  for the   for the
                               for the     Year       Year
                              Year Ended   Ended     Ending
                    Purpose    09/30/95   09/30/95  09/30/96
                    -------   ----------  --------  --------
Dykema Gossett     Legal, SEC
                   and tax
                   compliance    7,500      6,941     5,500

Coopers & Lybrand  Fiscal year
                   audit and
                   tax return    7,000      6,825     7,000

Misc. Accounting   Administra-
                   tion of
                   Fund         25,000     25,000    25,000
                                ------     ------    ------
                                39,500     38,766    37,500
                                ======     ======    ======

                           KEYCO BOND FUND, INC.
                  REPORT ON AUDIT OF FINANCIAL STATEMENTS
                   FOR THE YEAR ENDED SEPTEMBER 30, 1995

Keyco Bond Fund, Inc.
Contents

                                                        Pages
                                                        -----
Report of Independent Accountants                         1
Financial Statements:
   Statement of Assets and Liabilities as of
     September 30, 1995                                   2
   Statement of Operations for the Year Ended
     September 30, 1995                                   3
   Statement of Changes in Net Assets for the
     Years Ended September 30, 1995 and 1994              4
   Notes to Financial Statements                          5-6

Supplemental Schedules:
   Schedule of Portfolio Investments, September
     30, 1995                                             7-8
   Financial Highlights for the Years Ended
     September 30, 1995, 1994, 1993, 1992
     and 1991                                             9

Report of Independent Accountants

To the Board of Directors and Shareholders of Keyco Bond Fund, Inc.:


We have audited the accompanying statement of assets and liabilities of Keyco Bond Fund, Inc., including the schedule of portfolio investments, as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keyco Bond Fund, Inc. as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/S/ COOPERS & LYBRAND LLP
Detroit, Michigan
October 27, 1995

Keyco Bond Fund, Inc.
Statement of Assets and Liabilities
as of September 30, 1995

                                    ASSETS

Investments in securities, at fair value (cost $24,689,240)   $26,417,925
Cash                                                                6,415
Accrued interest receivable                                       562,629
                                                               ----------
   Total assets                                                26,986,969
                                                               ----------


                                  LIABILITIES
Dividends payable                                                 146,368
Accrued liabilities                                                   325
                                                               ----------

     Total liabilities                                            146,693
                                                               ----------
Net assets applicable to outstanding capital shares,
equivalent to $21.18 per share based on 1,267,258 shares
of capital stock outstanding                                  $26,840,276
                                                              ===========

The accompanying notes are an integral part of the financial statements.

Keyco Bond Fund, Inc.
Statement of Operations
for the year ended September 30, 1995


Interest income                                              $ 1,635,126

Expenses:
  Legal and accounting                      $     38,766
  Custodial fee                                   10,356
  Directors' fees                                  2,000
  Miscellaneous expense                            1,877
                                                  ------
      Total expenses                                              52,999
                                                              ----------
      Net investment income                                    1,582,127

Realized loss on investments:
  Proceeds from calls and sales                2,477,561
  Cost of securities called or sold            2,508,658
                                               ---------
Realized loss on investments                                     (31,097)

Unrealized appreciation of investments:
  Investments held, September 30, 1995:
    At cost                                   24,689,240
    At fair value                             26,417,925
                                              ----------

    Balance, September 30, 1995                1,728,685
      Less balance, September 30, 1994         1,119,724
                                              ----------

    Unrealized appreciation of investments                       608,961
                                                              ----------
Increase in net assets resulting from
  operations                                                  $2,159,991
                                                              ==========

The accompanying notes are an integral part of the financial statements.

Keyco Bond Fund, Inc.
Statement of Changes in Net Assets
for the years ended September 30, 1995 and 1994


                                                  1995           1994
                                                ----------    ----------
Net assets, beginning of period                $26,264,357   $27,905,031
                                                ----------    ----------
Changes in net assets from operations:
  Net investment income                          1,582,127     1,584,367
  Realized loss on investments                     (31,097)      (14,160)
  Unrealized appreciation (depreciation) of
    investments                                    608,961    (1,614,136)
                                                ----------     ----------
    Increase (decrease) in net assets from
      operations                                 2,159,991       (43,929)
Changes in net assets from capital transactions:
  Dividends declared from net investment income (1,584,072)   (1,596,745)
                                                ----------    -----------
    Net increase (decrease) in net assets          575,919    (1,640,674)
                                                ----------    -----------
    Net assets, end of year                    $26,840,276   $26,264,357
                                                ==========    ===========

The accompanying notes are an integral part of the financial statements.

Keyco Bond Fund, Inc.
Notes to Financial Statements

1.  Significant Accounting Policies:

      Keyco Bond Fund, Inc. (the "Company") has registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management company. The Company became qualified as a regulated investment company under the Internal Revenue Code on October 1, 1979. Management intends to distribute to the shareholders substantially all earnings from that date. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      a. Security Valuation: The Company has invested substantially all of its assets in long-term state and municipal debt obligations. Investments in these tax-exempt securities are stated at fair value. The fair value of the investments is provided by the Company's custodian, who utilizes a matrix pricing system. Due principally to a decrease in interest rates, the fair value of the investments is currently above cost, resulting in unrealized appreciation. The principal amount of each bond, as reflected in the schedule of portfolio investments, is due at maturity when the bond must be redeemed by the issuer.

      b. Federal Income Taxes: It is the Company's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its income to its shareholders. Therefore, no federal income tax provision is recorded.

      c. Other: Security transactions are accounted for on a trade-date basis. Cost of securities sold is determined by specific identification. Distributions to shareholders are recorded when declared. Interest on investments is recorded as earned.

2.  Net Assets Applicable to Outstanding Capital Shares:

      Details of net assets applicable to outstanding capital shares are as follows:

           Capital stock, $.02 par value; authorized
             3,000,000 shares; issued and outstanding
             1,267,258 shares at September 30, 1995         $     25,345
           Additional paid-in capital                            730,733
           Retained earnings prior to July 1, 1979            24,093,500
           Accumulated undistributed net investment income       307,270
           Accumulated undistributed net realized loss from
             securities transactions                             (45,257)
           Net unrealized appreciation of investments,
             September 30, 1995                                1,728,685
                                                             -----------
               Net assets, September 30, 1995                $26,840,276
                                                             ===========

3.  Purchases and Dispositions of Securities:

      The cost of purchases and the proceeds from dispositions of securities, other than United States government obligations and short-term notes, aggregated $2,425,472 and $2,477,561, respectively.


4.  Portfolio Manager:

      Effective October 19, 1994, the Board of Directors determined that the Company will no longer retain the services of an investment advisor or a third-party portfolio manager, but rather the Company, acting through its officers and with the review provided by the Board, will make investment decisions internally.

Keyco Bond Fund, Inc.
Schedule of Portfolio Investments
September 30, 1995


               Long-Term State and                        Principal                  Fair
              Municipal Obligations                        Amount        Cost         Value
----------------------------------------------------     ----------    ----------  ----------
Avondale, Michigan, School District, 7.5%, May 2003       $  500,000   $  500,000  $  542,395
Avondale, Michigan, School District, 7.5%, May 2004          700,000      700,000     759,354
Bay City, Michigan, Electric Utility Revenue, 6.6%,
  January 2012                                               500,000      494,900     534,077
Brandon, Michigan, School District, 6.25%, May 2008          500,000      483,765     516,834
Brandon, Michigan, School District, 6.25%, May 2009          250,000      238,645     257,683
Capac, Michigan, Community School District, 6.25%,
  July 2003                                                  100,000       96,920     103,595
Central Michigan University, 5.3%, October 2006               70,000       66,345      70,284
Chippewa Valley, Michigan, Schools, 7.75%, May 2002          500,000      502,600     541,470
Crosswell and Lexington, Michigan, Community Schools
  Building and Site,  6%, May 2016                           500,000      500,000     497,739
Dearborn, Michigan, School District, 6.7%, May 1999          100,000      108,744     107,628
Dearborn, Michigan, School District,  6.7%, May 2000         135,000      147,775     147,190
Detroit, Michigan, City Distributable State Aid, 7.2%,
  May 2009                                                 1,000,000      995,000   1,105,262
Detroit, Michigan, City School District, 4.95%, May
  2005                                                       200,000      186,398     194,194
Grand Rapids, Michigan, Sanitary Sewer System, 6%,
  January 2012                                               500,000      500,000     502,607
Jackson County, Michigan, 5%, April 2006                     300,000      277,173     294,044
Lansing, Michigan, School District, 6.8%, May 2004           460,000      512,067     518,258
Marquette County, Michigan, Wastewater Treatment
  System, 6%, December 2007                                  175,000      154,553     179,635
Marquette County, Michigan, Wastewater Treatment
  System, 6%, December 2008                                  170,000      149,913     174,266
Michigan Municipal Bond Authority Revenue, Local
  Government Wayne County, PJ-GRP 1213, 7.4%,
  December 2002                                            1,075,000    1,065,497   1,238,637
Michigan State Building Authority Revenue, 5.125%,
  October 2008                                               100,000       91,772      96,547
Michigan State Building Revenue, Series I, 5.3%,
  October 2012                                               500,000      418,505     469,955
Michigan State Building Authority Revenue, Series I,
  5.0%, October 2014                                         500,000      500,000     455,365
Michigan State Housing Development Authority, Rental
  Housing Revenue, 5.6%, April 2006                          500,000      489,640     512,058
Michigan State University Revenue, 6.125%, August 2010,    1,200,000    1,190,892   1,231,012
Oxford, Michigan, Area Community School District, 6.60%,
  May 1996                                                   300,000      300,000     304,925
Pickney, Michigan, Community Schools, Livingston and
  Washtenaw Counties, 5.50%, May 2004                        300,000      268,500     306,433
Rochester, Michigan, Community School District, 7.9%,
  May 2001                                                   625,000      625,000     648,460
South Lyon Community School District, Counties of
  Oakland, Washtenaw and Livingston, State of Michigan
  Building Site Bonds, 7.8%, May 2014                        500,000      500,000     550,503
Sturgis, Michigan, Government Hospital, 6.55%, October
  2000                                                       325,000      308,750     333,185
Sturgis, Michigan, Government Hospital, 6.60%, October
  2001                                                       250,000      237,500     256,329
University of Michigan, Hospital Revenue, 7%, December
  2021                                                        75,000       78,366      84,126
Washtenaw, Michigan, Community College, 6.20%, April 1998    500,000      487,485     510,973
West Bloomfield, Michigan, School District, 5%, May 2006     100,000       92,357      98,462
Wyandotte, Michigan, Downtown Development, 6.25%,
  December 2008                                              750,000      727,440     808,007
Alaska State Housing Finance Corporation, 6.1%, June 2007    160,000      160,000     166,624
Alaska State Housing Finance Corporation, 6.2%, June 2008    300,000      300,000     312,650
California State, 5.70%, August 2003                         500,000      481,055     512,216
California State, 5.70%, August 2004                         250,000      237,263     257,788
Brevard County, Florida, Health Facilities Authority
  Revenue, Hospital-Holmes Regional Medical Center,
  7.4%, October 2003                                         305,000      305,000     320,337
Gainsville, Florida, Utilities System Revenue, 6.50%,
  October 2014                                               750,000      724,900     784,343
Florida State, Hillsborough County Expressway, G.O.,
  5.90%, October 2005                                        750,000      664,058     759,823
Honolulu, Hawaii, New Public Housing Authority,
  5.75%, August 2008                                         290,000      258,381     296,783
Honolulu, Hawaii, New Public Housing Authority,
  5.75%,  August 2009                                        700,000      622,804     715,464
Maryland State Health and Higher Educational
  Facilities Authority Revenue Johns Hopkins Hospital
  Redevelopment Issue, 6.625%, July 2008                     500,000      500,000     544,793
Minnesota State Housing Finance Agency, 6.75%,
  February 2001                                              150,000      150,000     153,283
Mercer County, New Jersey, Improvement Authority
  Revenue, State Justice Complex, 6.40%, January 2018        500,000      463,270     516,218
New York, New York, City Municipal Assistance
  Corporation,  6%, July 2008                                750,000      755,625     780,038
New York, New York, City Municipal Water Finance
  Authority, Water-Sewer System Revenue, 6.75%,
  June 2016                                                  400,000      412,768     426,851
New York State Refunding, 6.1%, November 2008                500,000      500,000     517,182
Monroe County, New York, Water Improvement, 5.5%,
  December 2008                                              610,000      589,034     610,730
Erie County, Hospital Authority PA Revenue, Erie
  County Geriatric Center, U. S. Treasury, 6.25%,
  July 2011                                                1,000,000      993,560   1,026,164
South Carolina State Housing Authority, Single
  Family Mortgage Purchase, 7%, July 2011                    500,000      502,500     513,912
Met. Government Nashville and Davidson County,
  Tennessee, Health and Educational Facilities Board
  Revenue, Meharry Medical College-HEW, collateralized,
  7.875%, December 2004                                      225,000      222,059     253,053
Austin, Texas, Utility System Revenue, 6%, April 2006        500,000      474,565     527,922
Sherman, Texas, New Public Housing Authority, 5.75%,
  March 2006                                                 200,000      178,876     203,243
Texas Coastal Water Authority, Water Convey System
  Revenue, 8.125%, December 2017                             700,000      712,250     756,050
Virginia State Housing Development Authority,
  Multifamily Mortgage Section 8 Assisted, 8.25%,
  November 2012                                               25,000       24,770      25,295
Washington State, Public Power Supply System, Nuclear
  Project No. 2 Revenue, 6%, July 2012                       500,000      460,000     485,671
                                                        ------------  ----------- -----------
         Total investments                               $25,325,000  $24,689,240 $26,417,925
                                                        ============= =========== ===========

Keyco Bond Fund, Inc.
Financial Highlights

Contained below are per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                           Years Ended September 30,
                                 ----------------------------------------
                                 1995     1994     1993     1992    1991
                                 ----     ----     ----     ----    ----

Per Share Operating Performance:
   Net asset value,
    beginning of period       $ 20.73  $ 22.02  $ 21.40  $ 20.62 $ 19.07
                              -------  -------  -------  ------- -------
     Net investment income       1.25     1.25     1.29     1.32    1.33

   Net realized and unrealized
     gain (loss) on investments  0.45    (1.28)    0.76     0.78    1.54
                              -------  -------  -------  ------- -------
     Total from investment
       operations                1.70     (.03)    2.05     2.10    2.87
                              -------  -------  -------  -------  ------
   Less distributions from:
       Net investment income    (1.25)   (1.26)   (1.32)   (1.32)  (1.32)
       Net realized investment
         income                   --       --      (.11)     --       --
                               -------  ------  -------  -------  -------

     Total distributions        (1.25)   (1.26)   (1.43)   (1.32)  (1.32)
                               -------  -------  -------  ------- -------
   Net asset value, end of
     period                   $ 21.18  $ 20.73  $ 22.02  $ 21.40 $ 20.62
                              =======  =======  =======  ======= =======

Total Return per Share Net Asset
 Value (a)                        8.2%     (.1)%    9.6%    10.2%   15.1%

Ratios and Supplemental Data:

  Net assets, end of period
    (in 000s)                 $26,840  $26,264  $27,905  $27,118 $26,125

  Ratio of net investment income
    to average net assets         6.0%     5.9%     5.9%     6.3%    6.7%

  Ratio of expenses to average
    net assets                     .2%      .2%      .2%      .2%     .2%

  Portfolio turnover rate         9.4%    25.4%    16.5%     2.8%      -

  (a) Total investment return based on per share net asset value reflects the percent return calculated on beginning of period net asset value and assumes dividends and capital gain distributions were not reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Company.